SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant    [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12


                                  Arkona, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Consent Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies: 2) Aggregate number of securities to which transaction applies: 3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): 4) Proposed maximum aggregate value of transaction: 5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid: _______________________________________
         2) Form, Schedule or Registration  Statement No.: _______________
         3) Filing Party: ________________________________________________
         4) Date Filed:   ________________________________________________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          To Be Held December 23, 2005

                                  Arkona, Inc.

To the Stockholders of Arkona, Inc.:

You are cordially invited to attend the 2005 Annual Meeting of Stockholders of Arkona, Inc. (the "Company"), which will be held on Friday, December 23, 2005, at 10:00 a.m., at the offices of the corporation at 10575 South River Front Parkway, Suite 400, South Jordan, Utah 84095 (the "Annual Meeting"), for the following purposes, which are more fully described in the Proxy Statement accompanying this Notice:

         (i) To elect five members of the Board of Directors of the Company, each to serve until the next Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

         (ii) To consider and vote upon a proposal to ratify the appointment of Mantyla McReynolds, LLC, a Professional Corporation, as independent auditors of the Company for the fiscal year ending March 31, 2006;

         (iii) To consider and vote upon a resolution, including an amendment to the Certificate of Incorporation of the Company contained therein, authorizing the Board of Directors of the Company, in its discretion at any time prior to November 1, 2006, to take all steps necessary to effect a consolidation of the Common Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Corporation's Board of Directors in its sole discretion, if at all; and

         (iv) To consider and vote upon an amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company from 50 million shares to 75 million shares;

         (v) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

         The Board of Directors has fixed the close of business on November 8, 2005, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

         All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote, sign, date, and return the enclosed Proxy as promptly as possible in the enclosed postage-prepaid envelope. Stockholders attending the Annual Meeting may vote in person even if they have returned a Proxy.


                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Alan Rudd
                                            ------------------------------------
                                            Alan Rudd, Chief Executive Officer
Dated: December 5, 2005

                                    IMPORTANT

         Whether or not you expect to attend the Annual Meeting in person, to assure that your shares will be represented, please complete, date, sign and return the enclosed proxy without delay in the enclosed envelope, which requires no additional postage if mailed in the United States. Your proxy will not be used if you are resent at the Annual Meeting and desire to vote your shares personally.

                                  Arkona, Inc.
                         10575 South River Front Parkway
                                    Suite 400
                            South Jordan, Utah 84095


                              --------------------

                                 PROXY STATEMENT
                              --------------------

                       For Annual Meeting of Stockholders

                                December 23, 2005


                             SOLICITATION OF PROXIES

         This Proxy Statement is being furnished to the stockholders of Arkona, Inc., a Delaware corporation ("Arkona" or the "Company"), in connection with the solicitation by the Board of Directors of the Company (the "Board of Directors") of proxies from holders of outstanding shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), and Series B Convertible Preferred Stock (the "Series B Preferred Stock"), for use at the Annual Meeting of Stockholders of the Company to be held on Friday, December 23, 2005, and at any adjournment or postponement thereof (the "Annual Meeting"). This Proxy Statement, the Notice of Annual Meeting of Stockholders and the accompanying form of proxy are first being mailed to stockholders of the Company on or about December 6, 2005.

         The Company will bear all costs and expenses relating to the solicitation of proxies, including the costs of preparing, printing and mailing to stockholders this Proxy Statement and accompanying materials. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company, without receiving additional compensation therefor, may solicit proxies personally or by telephone, facsimile transmission, e-mail or web posting. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries representing beneficial owners of shares of the Common Stock and Series B Preferred Stock for the forwarding of solicitation materials to such beneficial owners, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in doing so.


                                     VOTING

Record Date

         The Board of Directors has fixed the close of business on November 8, 2005, as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). As of the Record Date, there were issued and outstanding 32,338,670 shares of Common Stock and 575,000 shares of Series B Preferred Stock. The holders of record of the shares of Common Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting, and the holders of record of the shares of Series B Preferred Stock on the Record Date are entitled to cast one vote per share on each matter submitted to a vote at the Annual Meeting. Accordingly, 32,913,670 votes are entitled to be cast on each matter submitted to a vote at the Annual Meeting.

Proxies

         Shares of capital stock which are entitled to be voted at the Annual Meeting and which are represented by properly executed proxies will be voted in accordance with the instructions indicated on such proxies. If no instructions are indicated, such shares will be voted (i) FOR the election of each of the five director nominees; (ii) FOR the ratification of the appointment by the Board of Directors of Mantyla McReynolds to be the independent auditors of the Company for the fiscal year ending March 31, 2006; (iii) FOR the Consolidation Resolution With Certificate Amendment (as defined below and as attached as Appendix A); (iv) FOR the amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock of the Company from 50 million shares to 75 million shares (a form of which is attached as Appendix
B); and (v) in the discretion of the proxy holders as to any matters incident to the conduct of the Annual Meeting.

         A stockholder who has executed and returned a proxy may revoke it at any time prior to its exercise at the Annual Meeting by executing and returning a proxy bearing a later date, by filing with the Secretary of the Company, at the address first set forth above, a written notice of revocation bearing a later date than the proxy being revoked, or by voting the capital stock covered thereby in person at the Annual Meeting.

Quorum and Required Vote

         The presence of the holders of shares of capital stock representing a majority of the votes entitled to be cast, either in person or by properly executed proxy, is required for a quorum at the Annual Meeting. Abstentions and broker non-votes, which are indications by a broker that it does not have discretionary authority to vote on a particular matter, will be counted as "represented" for the purpose of determining the presence or absence of a quorum.

         In the election of directors, the five nominees receiving the highest number of votes will be elected. The Company does not have cumulative voting for directors. Abstentions and broker non-votes will not have the effect of being considered as votes cast against any nominee for director.

         The   resolution,   including  an  amendment  to  the   Certificate  of
Incorporation of the Company contained therein, authorizing the Board of Directors of the Company, in its sole discretion at any time prior to November 1, 2006, to take all steps necessary to effect a consolidation of the Common Stock on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all (such resolution, the "Consolidation Resolution With Certificate Amendment"; and the consolidation approved therein, the "Consolidation") will be approved, in accordance with Delaware law and the Certificate of Incorporation of the Company, if shares representing a majority of the Common Stock voting separately as a class and shares representing a majority of the Series B Preferred Stock voting separately as a class are voted in favor of the Consolidation Resolution With Certificate Amendment. As a result, abstentions and broker non-votes will be the equivalent of votes against the Consolidation Resolution With Certificate Amendment.

         The amendment to the Certificate of Incorporation of the Company increasing the number of authorized shares of Common Stock of the Company from 50 million shares to 75 million shares, a form of which is attached hereto as Appendix B (the "Certificate Amendment Increasing Common Stock"), will be approved, in accordance with Delaware law and the Certificate of Incorporation of the Company, if shares representing a majority of the Common Stock voting separately as a class and shares representing a majority of the Series B Preferred Stock voting separately as a class are voted in favor of the Certificate Amendment Increasing Common Stock.

         The ratification of the selection of an independent auditor and any other matter presented for approval by the stockholders generally will be approved, in accordance with Delaware law, if the votes cast in favor of the matter exceed the votes opposing such matter. As a result, abstentions and broker non-votes will not affect the outcome of any such matter.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Nominees for Election as Directors

         At the Annual Meeting, five directors of the Company constituting the entire Board of Directors are to be elected to serve until the next annual meeting of stockholders and until their successors shall be duly elected and qualified. If any of the nominees should be unavailable to serve, which is not now anticipated, the proxies solicited hereby will be voted for such other persons as shall be designated by the present Board of Directors. The five nominees receiving the highest number of votes at the Annual Meeting will be elected. Certain information with respect to each nominee for director is set forth below.

              Name                Age                       Position             Director Since
---------------------------    -----------    -----------------------------   ---------------------
Alan Rudd                          53         CEO, Chairman of the Board      January 2000

Richard Holland                    44         President, Director             November 2000

Paul Henriod                       52         Director                        December 2004

Kent A. Misener, CFA               53         Director                        December 2004

Marc A. Fuller                     36         Director                        August 2005

         The following paragraphs set forth certain biographical information about each of the foregoing:

         ALAN RUDD joined the Company as Chairman and Chief Executive Officer on January 1, 2000. Mr. Rudd brings more than 20 years experience in the computer industry to the Company. From March 1996 to November 1999, he was the Chief Executive Officer of Vinca Corporation, a Utah-based company that provided continuous availability software for Microsoft-, Novell- and IBM-distributed network platforms. In recognition of his achievements at Vinca, he was named Utah's 1999 Entrepreneur of the Year. Vinca was acquired by Legato Systems Inc. of Palo Alto, California (NASDAQ: LGTO) on July 31, 1999. Prior to joining Vinca Corporation, Mr. Rudd spent ten years in senior management positions at Novell Inc. His positions at Novell included Legal Counsel, Regional Manager, Area Director and Vice President of OEM Operations. Mr. Rudd earned a Bachelor of Science degree in business administration and finance and a juris doctorate from Brigham Young University. Following law school, he spent seven years as in-house legal counsel for several corporations, including State Farm Insurance and Prime Computer, before joining Novell and moving into corporate management.

         RICHARD HOLLAND joined the Company as a director and Vice President in November 2000 and has been President of the Company since April 2001. Mr. Holland was formerly president and co-founder of Ensign Information Systems and has been designing and developing technology systems for more than 24 years. As co-founder of Ensign, he was the chief system architect of their fully integrated business management software, which formed the foundation for the Company's ADMS product. Before starting Ensign in 1994, he worked for Cars/Dyatron, a specialist in General Motors dealership software, and Advanced Computer Systems (ACS), the first company to introduce IBM PC-based systems for the automotive dealer industry. Mr. Holland has a Bachelor of Science degree in tax accounting and finance from the University of Utah. He is also a Certified IBM Professional.

         PAUL HENRIOD joined the Company as a director in December 2004. Mr. Henriod is the President of eReinsure, which is the leading provider of web hosted technologies for the reinsurance industry. eReinsure is dedicated to developing web-hosted applications for the reinsurance market by leveraging new internet technologies in application architecture, network communication and information delivery. Prior to beginning his work with eReinsure in 2000, Mr. Henriod served as an executive in the insurance industry for the preceding twenty-five years. He worked for several years for Aon Risk Services, Inc. He served in various capacities while at Aon, including Managing Director of Aon Technology Group, President of Aon Risk Services of Utah, and President of Aon Risk Services of Colorado. Prior to his employment with Aon, Mr. Henriod owned and managed ITA Insurance, one of the nation's leading insurance firms dedicated to the technology industry.

         KENT A. MISENER joined the Company as a director in December 2004. Since 1983, Mr. Misener has been the Treasurer and Chief Investment Officer of Deseret Mutual Benefit Administrators, with approximately $4 billion in assets under management. He is also a member of the board of directors of Deseret First Federal Credit Union CUSO and a member of the investment committees of various nonprofit corporations, including Intermountain Healthcare. Mr. Misener is a CFA Charterholder and a member of the Salt Lake City Society of Financial Analysts. Mr. Misener earned Bachelor of Science degrees in Finance and Economics from Utah State University and a Masters in Business Administration from Utah State University.

         MARC A. FULLER joined the Company as a director in August 2005. Mr. Fuller joined Leucadia National Corporation (NYSE: LUK), an investment holding company, in 1998. Mr. Fuller is a member of the Asset Management Group with responsibility for overseeing acquisitions, divestments and overall management of portfolio companies. While at Leucadia, Mr. Fuller has held executive management positions at various operating companies including Chief Financial Officer for American Investment Bank, a national chartered bank based in Salt Lake City, Utah. Mr. Fuller has also served on the Boards of Directors of BIA Investments, Indular Manufacturas and Chakshu Research. Prior to joining Leucadia, Mr. Fuller was an Associate at Robertson, Coleman, a merchant bank based in San Francisco as well as an Analyst in the Corporate Finance Group for CS First Boston in New York. Mr. Fuller earned a Bachelor of Arts degree in economics from Brigham Young University in 1993 and a Masters in Business Administration degree from Harvard University in 1998.

         No family relationship exists among any director nominee and any other directors or officers of the Company.

Annual Meetings, Board Meetings and Committees

         The Company requests that all of the members of the Board of Directors attend each annual meeting of stockholders. All of the directors in office at such time attended the Company's annual meeting held in December 2004. During the fiscal year ended March 31, 2005, our Board of Directors held three formal board meetings and met informally on numerous occasions and approved relevant matters by written consent. All incumbent directors attended at least 75% of all board meetings and applicable committee meetings.

Director Compensation

         Directors who are not officers of the Company do not receive any regular compensation for their service on the Board of Directors, and directors who are officers of the Company receive no additional compensation for their service as a director of the Company. Directors are entitled to receive compensation for services unrelated to their service as a director to the extent that they provide such unrelated services to the Company. See "Certain Relationships and Related Transactions."

         Directors of the Company are entitled to participate in the Company's stock incentive plan. During the fiscal year ended March 31, 2005, the Company granted 50,000 options to purchase shares of its Common Stock to Kent A. Misener, a new independent director, in December 2004.

Audit Committee

         The Company has not historically had an independent Audit Committee, and the entire Board of Directors functioned as the Audit Committee during fiscal 2005. Of the three meetings of the Board of Directors during fiscal 2005, each involved the Board of Directors acting as the Audit Committee.

         On August 16, 2005, the Board of Directors appointed an Audit Committee consisting of Marc A. Fuller (Chair), Paul Henriod and Kent A. Misener. The same individuals are expected to continue as members of the Audit Committee throughout fiscal 2006. All members of the Audit Committee are independent according to Nasdaq's listing standards, and the Board of Directors of the Company has determined that the Audit Committee has one member qualifying as an audit committee financial expert, as defined in Item 401(h) of Regulation S-K. The person the Board of Directors has determined is an audit committee financial expert is Marc A. Fuller.

         In connection with the appointment of an independent Audit Committee, the Board of Directors adopted a written Audit Committee Charter, a copy of which is attached hereto as Appendix C. The Audit Committee oversees the accounting and financial reporting processes of the Company and related audits. This involves, among other tasks, recommending the Company's auditors to its stockholders, pre-approving engagements of the Company's auditors with respect to audit and non-audit services, reviewing the Company's accounting practices and controls and administering the Company's Code of Ethics for Financial Managers and whistleblower policy.

Audit Committee Report

         The following is the report of the Audit Committee, with respect to the Company's restated audited financial statements for the fiscal year ended March 31, 2005.

Review with Management

         The Audit Committee has reviewed and discussed the Company's restated audited financial statements for the fiscal year ended March 31, 2005, with management.

Review and Discussion with Independent Accountants

         The Audit Committee has also discussed with Mantyla McReynolds, the Company's independent accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) regarding the auditor's judgments about the quality of the Company's accounting principles as applied in its financial reporting. The Audit Committee has also received the written disclosures and the letter from Mantyla McReynolds required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Mantyla McReynolds the matter of its independence.

Conclusion

         Based on the review and discussions described in the preceding paragraphs, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements for the fiscal year ended March 31, 2005, be included in the Amendment No 1 to the Company's Annual Report on Form 10-KSB/A for the fiscal year ended March 31, 2005 for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee

         Marc A. Fuller
         Paul Henriod
         Kent A. Misener

         The information contained in this Audit Committee Report is not deemed to be soliciting material or to be filed with the Securities and Exchange Commission, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. Such information is not incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

Director Nomination Procedures

         The Company does not have a standing nominating committee or a nominating committee charter. The Board of Directors as a whole identifies and evaluates nominees for election to the Board of Directors. The Company believes that it is appropriate not to have a standing nominating committee because of the comparatively small size of the Board of Directors. By having the Board of Directors as a whole consider and evaluate nominees, the Board of Directors is able to consider the input of all directors. Of the existing members of the Board of Directors, Paul Henriod, Kent A. Misener and Marc A. Fuller are independent according to Nasdaq's listing standards governing nominating committees.

         The process employed by the Board of Directors for identifying and evaluating nominees for director is flexible and based primarily on the directors' subjective weighting of the needs of the Company and the extent to which existing directors and prospective nominees meet those needs. Factors considered by the Board of Directors in the nomination process include each nominee's:

         o    judgment and integrity,
         o    business and management experience,
         o relationship of work experience and education to the current and proposed lines of business of the Company,
         o    ability  to  work  well  as a team  with  existing  directors  and management,
         o the interplay of the candidate's experience with the experience of other directors,
         o the extent to which the candidate would be a desirable addition to the Board of Directors and any committees of the Board of Directors, and
         o the extent to which the candidate satisfies any objective requirements (such as independence or expertise requirements) applicable to the Board of Directors or any committees of the Board of Directors.

Candidates submitted by stockholders in accordance with the policies set forth in the most recent proxy statement delivered to stockholders are considered under the same standards as nominees recommended by other persons.

         The Board of Directors will consider director candidates recommended by stockholders. Such recommendations should include the name, age, address, telephone number, principal occupation or employment, background and qualifications of the nominee and the name, address, telephone number and number of shares of Common Stock beneficially owned of the stockholder making the recommendation and should be sent to the Secretary of the Company at the address first set forth above. Such recommendations should be submitted to the Secretary of the Company prior to June 1 of the respective year in order to give the Company adequate time in order to consider the recommendations.

Compensation Committee

         The Company does not presently have a standing compensation committee or a compensation committee charter. The functions typically delegated to such committee are performed by the entire Board of Directors.

Stockholder Communications with the Board of Directors

         Stockholders may send communications to the Board of Directors or to specified individual directors by mailing such communications to the Secretary of the Company at the address of the Company set forth on the first page hereof and indicating that such communications are for the Board of Directors or specified individual directors, as appropriate.

                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         In addition to Messrs. Rudd and Holland, whose biographies are set forth above, certain biographical information is furnished below with respect to the following executive officers and key employees of the Company and its subsidiaries:

              Name                        Age                       Position                       Officer Since
----------------------------------     -----------    -------------------------------------     ---------------------
Lee Boardman                               49         Vice  President  of  Operations  and      April 2005
                                                      Chief Financial Officer

Blake Nielson                              45         Vice President of Client Services         November 2000

David Jenkins                              49         Vice President of Marketing               March 2000

Michael Critchfield                        38         Director of Sales (Key Employee)          September 2004

         LEE BOARDMAN, has been Chief Financial Officer of the Company since April 2005. Mr. Boardman is a certified public accountant with more than 24 years of experience with private and public companies, working in both public accounting and private industry. From January 2002 to April 2005, Mr. Boardman served as Vice President of Finance for Sorenson Medical, Inc., a privately-held manufacturer of disposable medical products. From January 1993 to April 2001, he served as the Chief Accounting Officer for Ballard Medical Products, a $157 million public medical products manufacturing company. From September 1981 to January 1993, he was a Senior Manager with Deloitte & Touche, LLP, an international public accounting firm. Mr. Boardman is a graduate of the University of Utah with a degree in accounting.

         BLAKE NIELSON, has been the Vice President of Client Services of the Company since November 2000. He was a founder of Ensign Information Systems and brings over 14 years of experience in client services with other automotive industry related companies. Before becoming part of the Company, Mr. Nielson worked as vice president of operations at Ensign Information Systems for 1994 to November 2000. Before founding Ensign in 1994, he was the regional director of client services for Sunguard Business System beginning in 1992. Prior to Sunguard, he was head of client services at Advanced Computer Systems. Mr. Nielson has a Bachelor of Science degree from Brigham Young University in Financial Planning and an AS/400 Certified Specialist. He also served on the Internal Revenue Service Technology Committee for one term.

         DAVID D. JENKINS, has been Vice President of Marketing at the Company since March 2000. Prior to joining the Company Mr. Jenkins managed, from October 1996 to January 2000, the OEM sales relationship with Novell at both Legato and Vinca Corporation. Mr. Jenkins earned Bachelor of Science degrees from Utah State University in French and history and a master's of business administration from Brigham Young University.

         MICHAEL CRITCHFIELD has been the Director of Sales at the Company since September 2004. Mr. Critchfield joined the Company in July of 2000 with 12 years of sales, engineering, consulting, and customer support experience. Prior to coming to the Company, Mr. Critchfield served in the U.S. Army and Utah National Guard with a background in Logistics and counter Intelligence. He also served and managed in many sales and service capacities at Word Perfect, Novell, Corel, Vinca Corporation, Legato Systems, Inc. and Manage.Com.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table summarizes the compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer, as well as the four most highly compensated executive officers employed by the Company as of March 31, 2005, whose aggregate compensation for the fiscal year ended March 31, 2005, exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                              Long Term Compensation
                                                                        -----------------------------------
                                              Annual Compensation                Awards           Payouts
                                         ------------------------------          ------           -------
                                                               Other                 Securities
                                                              Annual    Restricted   Underlying              All Other
                                                              Compen-      Stock      Options/      LTIP      Compen-
          Name and                        Salary     Bonus    sation     Award(s)       SARs      Payouts     sation
     Principal Position         Year        ($)       ($)       ($)         ($)          (#)        ($)         ($)
----------------------------- ---------- ---------- -------- ---------- ------------ ------------ --------- ------------
Alan Rudd,                    03/31/05    255,000     --        --          --           --          --     22,917 (1)
Chief Executive Officer and   03/31/04    215,625     --        --          --         250,000       --         --
Chairman of the Board         03/31/03    195,750     --        --          --           --          --         --

Richard Holland,              03/31/05    200,000     --        --          --           --          --         --
President and Director        03/31/04    172,500     --        --          --        1,200,000      --         --
                              03/31/03    171,250     --        --          --           --          --         --

Stephen L. Russo,             03/31/05    159,567     --        --          --         105,000       --         --
Vice President of             03/31/04    137,750     --        --          --         100,000       --         --
Operations and Chief          03/31/03    136,083     --        --          --           --          --         --
Financial Officer(2)

Blake Nielson,                03/31/05    142,083     --        --          --           --          --         --
Vice President of Client      03/31/04    123,333     --        --          --         250,000       --         --
Services                      03/31/03    115,000     --        --          --           --          --         --

David D. Jenkins,             03/31/05    132,500     --        --          --         100,000       --         --
Vice President of Marketing   03/31/04    117,545     --        --          --         85,000        --         --
                              03/31/03    110,000     --        --          --           --          --         --

         (1) Represents $22,917 of deferred compensation from fiscal years 2001 and 2002, paid in fiscal year 2005.

         (2) Mr. Russo resigned as Vice President of Operations and Chief Financial Officer in April 2005.

Option Grants in Last Fiscal Year

         The following table sets forth individual grants of options to acquire shares of Common Stock made by the Company to the Named Executive Officers during the fiscal year ended March 31, 2005. No SARs were granted to any Named Executive Officer during the fiscal year ended March 31, 2005.

                                      Number of         Percent of Total
-------------------------------      Securities        Options Granted to
                                 Underlying Options    Employees in Fiscal
             Name                      Granted                Year              Exercise Price       Expiration Date
-------------------------------  ------------------    --------------------     --------------       ---------------
Stephen L. Russo,
Vice President of Operations        105,000 (1) (2)            8.2%                   $0.60            7/01/2014 (2)
and Chief Financial Officer (2)

David D. Jenkins,
Vice President of Marketing          100,000 (1)              7.8%                   $0.60              7/01/2014


         (1) Such options become exercisable 40% on 7/01/2005, 30% on 7/01/2006 and 30% on 7/01/2007.

         (2) Mr. Russo resigned as Vice President of Operations and Chief Financial Officer in April 2005. The options granted to him during fiscal 2005 expired by their terms 30 days following his resignation.

Aggregated Option Exercises and Fiscal Year-End Option Values

         The following table provides information regarding options held by the Named Executive Officers as of March 31, 2005 and options exercised by them during the year ended March 31, 2005:

                                                         Number of Securities
                                                    Underlying Unexercised Options        Value of Unexercised
                        Securities                                at                     In-the-Money Options at
                       Acquired on     Aggregate            March 31, 2005                 March 31, 2005 (1)
  Name and Position      Exercise        Value
                           (#)         Realized      Exercisable    Unexercisable     Exercisable    Unexercisable
                                          ($)            (#)             (#)              ($)             ($)
---------------------- ------------- -------------- -------------- ----------------- -------------- -----------------
Alan Rudd,
Chief Executive                                      100,000           150,000        $46,000           $69,000
Officer and Chairman                                  70,000(2)                       $25,200 (2)
of the Board

Richard Holland,
President and          166,500          $96,280      880,000           720,000       $354,800 (2)       $331,200
Director                                             600,000 (2)                      $216,000

Stephen L. Russo,
Vice President of                                    90,000 (2)        165,000        $36,400 (2)       $33,900
Operations and Chief                                 520,000                          $187,200
Financial Officer (3)

Blake Nielson,
Vice President of                                    350,000           150,000        $136,000          $69,000
Client Services

David D. Jenkins,
Vice President of                                    246,500           151,000        $92,140           $29,460
Marketing

         (1) On March 31, 2005, the closing sale price for a share of the Company's Common Stock on the OTC Bulletin Board was $0.66.

         (2) Represents options to purchase outstanding Common Stock for which the Company will not be required to issue any additional shares if such options are exercised. See "Item 12. Certain Relationships and Related Transactions."

         (3) Mr. Russo resigned as Vice President of Operations and Chief Financial Officer in April 2005.

Employment Agreements and Change of Control Arrangements

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, the Company entered into an employment agreement with Richard Holland, currently the President of the Company. Under the employment agreement, Mr. Holland is entitled to receive base compensation of $150,000 per year, a target bonus of $20,000 and such additional compensation as the Board of Directors may deem appropriate. The fixed term of the agreement has expired; however, parts of the agreement, including the confidentiality, noncompetition and invention-ownership provisions, continue to govern Mr. Holland's relationship with the Company.

         In connection with the purchase of the assets of Ensign Information Systems in November 2000, the Company entered into an employment agreement with Blake Nielson, currently the Vice President of Customer Service of the Company. Under the employment agreement, Mr. Nielson is entitled to receive base compensation of $120,000 per year, a target bonus of $20,000 and such additional compensation as the Board of Directors may deem appropriate. The fixed term of the agreement has expired; however, parts of the agreement, including the confidentiality, noncompetition and invention-ownership provisions, continue to govern Mr. Nielson's relationship with the Company.

Security Ownership of Certain Beneficial Owners and Management

         The table below sets forth information, as of November 8, 2005, information as to the ownership of our Common Stock and Series B Preferred Stock as to (i) each person who beneficially owns more than 5% of our outstanding Common Stock or Series B Preferred Stock, (ii) each person serving as a Named Executive Officer of the Company as of March 31, 2005, (iii) each director and nominee for director, and (iv) all of our directors and executive officers as a group. Except as otherwise indicated in the footnotes to this table, all shares are owned directly, and the persons named in the table have sole voting and investment power with respect to shares shown as beneficially being owned by them.

                                                                                         Beneficial Ownership of
                                           Beneficial Ownership of Common Stock          Series B Preferred Stock
                                           -------------------------------------  --------------------------------------
                                            Ownership Amount                        Ownership Amount
                                             and Nature of                           and Nature of
                                               Beneficial          Percentage          Beneficial         Percentage
  Name and Address of Beneficial Owner        Ownership(1)        Ownership(2)        Ownership(1)       Ownership(3)
-----------------------------------------  ------------------     -------------     -----------------    ---------------
Alan Rudd, CEO and Chairman of the Board
10575 South River Front Parkway
Suite 400
South Jordan, Utah  84095                    8,245,189(4)           21.6%               Nil                N/A

Richard Holland, President and Director
10575 South River Front Parkway
Suite 400
South Jordan, Utah   84095                   2,040,000(5)            5.3%                Nil                N/A

Paul Henriod, Director
1835 Laird Avenue
Salt Lake City, Utah  84108                  3,424,243(6)            9.0%                Nil                N/A

Kent A. Misener
60 East South Temple, 4th Floor
Salt Lake City, UT  84111                       50,000(7)             *                  Nil                N/A

Marc A. Fuller
25 G Street
Salt Lake City, UT  84103                         None                *                  Nil                N/A

Blake Nielson, Vice
President of Client Services
10575 South River Front Parkway
South Jordan, Utah   84095                     678,000(7)            1.8%                Nil                N/A

David Jenkins (VP-Marketing)
Marketing
10575 South River Front Parkway
Suite 400
South Jordan, Utah   84095                     415,500(9)            0.7%                N/A                N/A

Stephen L. Russo, (VP-Operations and
CFO)(resigned April 2005)
1650 North 1335 West
Springville, UT  84663                            None                 *                 Nil                N/A


All officers and directors                     15,334,932             40.2%              Nil                N/A

   5% Series B Preferred Shareholders
   (Who are not Executive Officers or
               Directors)


                                                                                         Beneficial Ownership of
                                           Beneficial Ownership of Common Stock          Series B Preferred Stock
                                           -------------------------------------  --------------------------------------
                                            Ownership Amount                        Ownership Amount
                                             and Nature of                           and Nature of
                                               Beneficial          Percentage          Beneficial         Percentage
  Name and Address of Beneficial Owner        Ownership(1)        Ownership(2)        Ownership(1)       Ownership(3)
-----------------------------------------  ------------------     -------------     -----------------    ---------------
Larry Battison
P.O. Box 1465
Duncan, OK  73534                                 Nil                  N/A               50,000              8.6%

B. Joe Clayton
4600 Clinton Hwy.
Knoxville, TN  37912                              Nil                 N/A               50,000              8.6%

Chapman Automotive Group
6601 East McDowell Road
Scottsdale, AZ  85257                             Nil                  N/A               50,000              8.6%

Donald Ray Herring
4225 W. Plano Parkway
Plano, TX  75093                                  Nil                  N/A               50,000              8.6%

Anne K. Swope
1100 North Dixie
Elizabethtown, KY  42701                          Nil                  N/A               75,000             13.0%

Robert Woodhouse
2171 S. Hwy. 30
Blair, NE  68008                                  Nil                  N/A               50,000              8.6%

Lance Pittack
P.O. Box 546
Blair, NE  68008                                  Nil                  N/A               50,000              8.6%

Paul Cech
P.O. Box 546
Blair, NE  68008                                  Nil                  N/A               50,000              8.6%

H2 Land Trust
P.O. Box 467
Pontiac, IL  61764                                Nil                  N/A              100,000             17.3%

* Indicates the ownership of less than 1% of the outstanding Common Stock.
---------------------------

(1) Beneficial ownership for each person holding options, warrants or other rights has been calculated as though shares of Common Stock or Series B Preferred Stock, as applicable, subject to such options, warrants or other rights were outstanding to the extent presently exercisable or exercisable within 60 days of the date of this table, but such shares have not been deemed outstanding for the purpose of calculating the percentage of the class owned by any other person.

(2) The percentage indicated represents the number of shares of Common Stock, together with the number of shares of Common Stock subject to warrants, options and other rights to purchase Common Stock exercisable within 60 days of November 8, 2005, held by the indicated person divided by the sum of (a) the number of shares subject to options and warrants to purchase Common Stock exercisable by such shareholder within 60 days of November 8, 2005, and (b) 32,338,670, which is the number of shares of Common Stock issued and outstanding as of November 8, 2005.

(3) The percentage indicated represents the number of shares of Series B Preferred Stock held by the indicated person divided by 575,000, which is the number of shares of Series B Preferred Stock issued and outstanding as of November 8, 2005.

(4) Includes 175,000 options granted under the Company's incentive plan, 70,000 secondary options granted by shareholders of the Company and 940,000 warrants to purchase Common Stock. See "Certain Relationships and Related Transactions."

(5) Includes 1,240,000 options granted under the Company's incentive plan and 600,000 secondary options granted by shareholders of the Company. See "Certain Relationships and Related Transactions."

(6) Includes warrants to purchase 1,409,092 shares of Common Stock.

(7) Includes 50,000 options granted under the Company's incentive plan.

(8) Includes 425,000 options granted under the Company's incentive plan.

(9) Includes 312,000 options granted under the Company's incentive plan and 102,500 secondary options granted by shareholders of the Company. See "Certain Relationships and Related Transactions."

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, as well as, persons who beneficially own more than ten percent of the Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that the following forms were delinquent or were not filed during the most recent fiscal year or prior years (to the extent not previously disclosed):
Richard Holland, the President of the Company and a director, entered into transactions on March 26, 2004, April 19, 2004, May 19, 2004 and June 15, 2004, all of which were required to be reported within two business days and none of which was reported until October 1, 2004.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         During the year ended March 31, 2004, the Company raised $575,000 by selling 575,000 shares of Series B Preferred Stock at $1.00 per share to a group of thirteen (13) investors, nine (9) of which, following the purchase, beneficially owned 5% or more of the Company's 575,000 outstanding shares of Series B Preferred Stock.

         Each share of Series B Preferred Stock is convertible to five (5) shares of Common Stock at the option of the Preferred Stockholder. Each share of Series B Preferred Stock receives the same dividends as Common Stock on an "as converted" basis. Shares of Series B Preferred Stock carry a liquidation preference equal to the price per share of Series B Preferred Stock, plus accrued and unpaid dividends on each share. In the event of a merger or liquidation, the balance of proceeds is paid to the holders of the Common Stock. If not earlier converted into Common Stock, shares of Series B Preferred Stock are redeemable with thirty (30) days advance notice at the option of the Company after June 30, 2008. Each share of Series B Preferred Stock has one (1) vote and votes together as a class with Common Stock, except that the shares of Series B Preferred Stock vote separately as a class for (i) any adverse change to the rights, preferences and privileges of the Series B Preferred Stock, (ii) any increase or decrease in the number of authorized shares of Series B Preferred Stock.

         Certain founding stockholders of the Company obtained Common Stock in return for contributions and development of the Company's predecessor, Arkona, L.L.C., which was subsequently merged into the Company. These founding stockholders received a total of 7,523,000 shares of Common Stock and, then, collectively, entered into an agreement (the "Caldera Agreement") with Caldera Holdings, LLC ("Caldera"), wherein Caldera was given the right to grant secondary options to third parties with respect to 3,761,500 (subsequently reduced to 1,550,000) of such shares in order to encourage the development and increased productivity of the Company. Holders of the shares underlying the secondary options are entitled to dividends and distributions with respect to such shares until the options are exercised. However, Caldera has been granted dispositive voting power with respect to all shares subject to the Caldera Agreement with the founding stockholders so long as the Caldera Agreement remains in place. The right of Caldera to grant secondary options expired in January 2003; however, Caldera retains voting power with respect to the underlying shares. The secondary options have an exercise price of $.30 per share and expire prior to December 31, 2006. As an inducement to certain of the officers of Arkona to join the Company, Caldera granted secondary options to Alan Rudd (70,000 options), Richard Holland (600,000 options) and Stephen L. Russo (520,000 options).

         During the years ended March 31, 2005 and 2004, Bryan Allen, a former director, was a partner with Stoel Rives LLP and then Parr Waddoups Brown Gee & Loveless. Mr. Allen, and his law firms, provides legal services to the Company. During each of the years ended March 31, 2005 and 2004, such laws firms billed the Company approximately $51,000 and $34,600, respectively, in legal services.

         Prior to fiscal year 2004, Alan Rudd, Chief Executive Officer and Director, loaned the Company an aggregate of $150,000 at an interest rate of 12% per annum. Outstanding principal and interest on such loans were convertible into units, comprised of one share of Common Stock and one warrant to purchase Common Stock at an exercise price of $.20 per share during the five-year period following issuance, at a rate of $0.20 per unit. During the year ended March 31, 2004, Mr. Rudd converted all outstanding principal and interest under such loans into an aggregate of 940,000 shares of Common Stock and 940,000 warrants to purchase Common Stock.

         During the years ended March 31, 2005 and 2004, the Company granted 205,000 and 1,975,000, respectively, options to purchase Common Stock to executive officers and directors. The options vest 40% on the first anniversary of the grant date, 30% on the second anniversary and 30% on the third anniversary. The options have exercise prices ranging between $0.20 and $0.60 per share and are exercisable at any time within ten (10) years of the grant date.


PROPOSAL NO.  2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Independent Auditors

         The Company's independent public accountants for the fiscal year ended March 31, 2005, were Mantyla McReynolds, a Professional Corporation ("Mantyla

McReynolds"). Ratification of the appointment by the Audit Committee of Mantyla McReynolds as the independent public accountants for the Company for the fiscal year ending March 31, 2006, is to be voted upon at the Annual Meeting. Representatives of Mantyla McReynolds are expected to be present at the Annual Meeting and to be available to answer questions but are not expected to make a statement. Even if the appointment of Mantyla McReynolds as independent public accounts for the Company is approved at the Annual Meeting, the Audit Committee reserves the right to appoint different independent public accountants during the fiscal year if it believes that such appointment would be in the best interests of the Company or necessary to satisfy the listing requirement of an exchange or other market.

Audit Fees

         The aggregate fees for professional services rendered by Mantyla McReynolds in connection with its audit of the Company's consolidated financial statements and reviews of the consolidated financial statements included in the Company's Quarterly Reports on Form 10-QSB were $28,069 for the fiscal year ended March 31, 2005, and $16,194 for the fiscal year ended March 31, 2004.

Audit Related Fees

         The aggregate fees for processional services rendered by Mantyla McReynolds for audit related services were $7,251 for the fiscal year ended March 31, 2005 and $535 for the fiscal year ended March 31, 2004. The audit related services provided by Mantyla McReynolds consisted of reviews of various filings and communications with the SEC, accounting policy recommendations, and meetings with audit committee, board of directors, and shareholders.

Tax Fees

         The aggregate fee for tax related professional services rendered by Mantyla McReynolds were $2,949 for the fiscal year ended March 31, 2005 and $1,940 for the fiscal year ended March 31, 2004. The tax related services provided by Mantyla McReynolds consisted of the preparation of state and federal income tax returns for the Company and advice on other tax matters.

All Other Fees

         Payroll Etc., an entity related to Mantyla McReynolds, provided payroll processing services to the Company. The aggregate fees for payroll processing services were $4,716 for the fiscal year ended March 31, 2005 and $2,547 for the fiscal year ended March 31, 2004.

Audit Committee Pre-Approval Policies

         The Audit Committee has not established pre-approval policies and procedures that would permit engagement of accountants to render audit or non-audit services without prior approval of the Audit Committee. As a result, all engagements of the independent auditors to render audit or not audit services require pre-approval of the Audit Committee. No audit, review or attest services were approved in accordance with Section 2-01(c)(7)(i)(C) of Regulation S-X during the fiscal year ended March 31, 2005 or the fiscal year ended March 31, 2004.

         The  Board  of  Directors   recommends  that   stockholders   vote  FOR
ratification  of  the  appointment  of  Mantyla   McReynolds  as  the  Company's
independent auditor for the current fiscal year ending March 31, 2006.

PROPOSAL NO. 3 -  APPROVAL  OF  RESOLUTION  AUTHORIZING  BOARD OF  DIRECTORS  TO
                  EFFECT A CONSOLIDATION OF COMMON STOCK, INCLUDING RELATED CERTIFICATE AMENDMENT

         The Board of Directors has adopted and declared advisable a resolution, including an amendment to the Certificate Incorporation of the Company contained therein, authorizing the Board of Directors to take all steps necessary for the purpose of effecting a consolidation of its Common Stock on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion, if at all.

          A copy of the proposed Consolidation Resolution With Certificate Amendment is attached hereto as Appendix A. If the Consolidation Resolution With Certificate Amendment is approved at the Annual Meeting, the Board of Directors would be authorized to effect, or elect not to effect, the Consolidation in its sole discretion within the range set forth above at any time prior to November 1, 2006. The Consolidation would be effective on the date prior to November 1, 2006 selected by the Company's Board of Directors in its sole discretion.

Purpose of Proposed Consolidation Resolution With Certificate Amendment

          The purpose of the proposed Consolidation is to decrease the number of outstanding shares of Common Stock and shares of Common Stock subject to outstanding purchase and conversion rights in order to increase the market value of each share of the Common Stock. Immediately following a consolidation transaction, also referred to as reverse stock split, the per-share price of the capital stock subject to the consolidation generally increases proportionately with the consolidation ratio. (For example, you would expect the price of our Common Stock to increase six fold if the Company did a 6 to 1 consolidation of its Common Stock). In the longer term, depending upon surrounding company, market and industry factors, a stock consolidation can have no effect, a positive effect or a negative effect on the value of the consolidated stock. Given the circumstances in which the Company expects to effect a consolidation, management believes that the Consolidation would not only lead to a proportionate increase in the price of the Common Stock but would be one in a series of steps that would expand the market for, and increase the price of, the Common Stock.

          Management believes that the trading volume and price of the Common Stock and, to a lesser extent, the business prospects of the Company, are hindered by the low price of the Common Stock and by the fact that the Common Stock is not traded on an exchange or quoted on the Nasdaq Stock Market. The closing price of the Common Stock on November 22, 2005 was $0.72 per share, and the trading volume on that date was 24,000 shares (with an average daily trading volume of 30,363 shares during the preceding three months). For a small company with thinly traded stock, an increase in the trading volume of the stock and in the number of persons investing in the stock is generally associated with an increase in the market price of the stock. Many investors, particularly institutional investors, are reluctant to invest in a stock with a market price below $5, that is not quoted on the Nasdaq Stock Market or traded on an exchange, and that has a low trading volume. All of these limiting factors presently apply to the Common Stock. In addition, management believes that many automobile dealerships consider a potential service provider's stock price, stock listing, balance sheet and related indicia of financial stability when deciding whether or not to go through the expensive and time consuming process of switching back-office software providers.

          Management continues to believe that the best means for increasing the interest of investors and customers in the Company is to maintain a high quality of service and to continue its efforts to enhance the financial performance and other business fundamentals of the Company. However, management is taking steps aimed at increasing the market price of the Common Stock, qualifying the Common Stock for listing on the Nasdaq Stock Market or an exchange, enhancing trading volume and otherwise making the Common Stock more attractive to investors. The proposed Consolidation is part of this process.

          As noted above, one of the primary reasons the Board of Directors approved and is recommending the Consolidation to stockholders is to enable the Common Stock to qualify for listing on the Nasdaq Stock Market or an exchange. Of the major United States markets, the Common Stock could most readily qualify for listing on the Nasdaq Capital Market (formerly know as the Nasdaq SmallCap Market) (the "SmallCap") and the American Stock Exchange (the "AMEX"). The Board of Directors is presently considering the perceived advantages of each of these two markets and does not expect to make a final selection between the two markets until (and if) the Company is in a position to file a listing application. At this time, however, the Board of Directors believes that a listing on AMEX would benefit the Company more than a listing on the SmallCap, notwithstanding the concentration of technology companies on the SmallCap and the perception that companies on the SmallCap generally experience higher trading volume than AMEX-listed companies. The reason the Board of Directors is leaning toward AMEX is that, if it Common Stock is listed on AMEX, most transactions involving the securities of the Company will not be subject to certain cumbersome and costly state securities laws. In addition, the Board of Directors believes that regulators at the AMEX exhibit more flexibility than those at the SmallCap and are making an affirmative effort to attract, and accommodate, small technology companies such as the Company.

          If effected, a primary purpose of the Consolidation would be to increase the market price for the Common Stock above the $3 per share minimum bid requirement for initial listing on the AMEX (or $4 minimum bid price for the SmallCap). The AMEX has other listing requirements in addition to a minimum bid price requirement. The following table sets forth information regarding the principal quantitative listing requirements for the AMEX and the Company's present compliance (or expected compliance) with such:

         ======================================== ========================== =================================
         STANDARD 1:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders' equity                            $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Pre-tax  net  income  from   continuing          $750,000           Not comply.  May comply as of
         operations  (in latest fiscal year or 2                             March 31, 2006
         of the last 3 years)
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $3 million          Comply
         held shares
         ======================================== ========================== =================================
         ======================================== ========================== =================================
         STANDARD 2:
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Stockholders equity                             $4 million          Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         History of operations                             2 years           Comply
         AND
         ---------------------------------------- -------------------------- ---------------------------------
         Aggregate   market  value  of  publicly         $15 million         Not Comply.  Could comply  if
         held shares                                                         the number of shares included
                                                                             in the public float increased
                                                                             or if stock price increased to
                                                                             approximately $0.75 per share
         ======================================== ========================== =================================
         ======================================== ========================== =================================
         APPLICABLE TO ALL STANDARDS :
         ---------------------------------------- -------------------------- ---------------------------------
         Requirement                                  Minimum Quantity                Current Status
         ---------------------------------------- -------------------------- ---------------------------------
         Distribution:
         Public distribution                               500,000           Comply
         and
         Public stockholders                                 800
         OR
         Public distribution                              1,000,000
         and
         Public stockholders                                 400
         ---------------------------------------- -------------------------- ---------------------------------
         Minimum bid price                                   $3              Not Comply.  Expect to comply
                                                                             following Consolidation if
                                                                             approved and effected
         ---------------------------------------- -------------------------- ---------------------------------
         Corporate Governance Rules                        Various           Not comply with certain
                                                                             compensation, nomination and
                                                                             related requirements but expect
                                                                             to comply prior to authorizing
                                                                             Consolidation
         ======================================== ========================== =================================

          Listing requirements for the SmallCap are similar to the listing requirements for the AMEX. Although management and the Board of Directors expect that a consolidation of the Common Stock will increase the price investors are willing to pay for a share of Common Stock, there can be no assurance that the consolidation of the Common Stock will increase the price in proportion to the reduction of shares due to a consolidation of the Common Stock, or that any increase in the price will occur.

Effect of Proposed Stock Consolidation

          If the Consolidation Resolution With Certificate Amendment is approved and the proposed Consolidation effected, each outstanding share of Common Stock as of the record date of the Consolidation will immediately and automatically be changed, as of the effective date of the Consolidation, into a fraction of a share of Common Stock as set forth in the approving resolution. In addition, the number of shares of Common Stock subject to outstanding options, warrants and convertible notes issued by the Company will be reduced by an identical fraction. To the extent a fractional share remains after all shares beneficially held by a holder of the Common Stock have been consolidated, such fractional share shall be rounded up to a whole share of Common Stock.

          As of November 8, 2005, there were 32,338,670 shares of Common Stock issued and outstanding, 575,000 shares of Series B Preferred Stock (convertible into 2,875,000 shares of Common Stock) issued and outstanding and 8,300,092 shares of Common Stock subject to warrants and options granted by the Company. There are presently no convertible notes issued and outstanding. Assuming, by way of illustration, the Consolidation were to occur on a 1-for-6 basis, the number of shares of Common Stock issued and outstanding would be 5,389,778 shares (subject to adjustment due to rounding of fractional shares), the number of shares of Common Stock issuable upon conversion of the outstanding Series B Preferred Stock would be 479,167 (subject to adjustment due to rounding of fractional shares), and the number of shares subject to outstanding warrants and options granted by the Company would be 1,383,349 (subject to adjustment due to rounding of fractional shares).

          Because the Consolidation will only apply to the issued and outstanding shares of Common Stock, the voting power of the holders of the Series B Preferred Stock will increase relative to the voting power of the holders of the Common Stock if the Consolidation is effected. As noted above, as of November 8, 2005, there were 32,338,670 shares of Common Stock issued and outstanding (representing 32,338,670 votes) and 575,000 shares of Series B Preferred Stock issued and outstanding (representing 575,000 votes). Each share of Series B Preferred Stock has one vote, regardless of how many shares of Common Stock it converts into. As a result, the voting power the Series B
Preferred Stock would increase by a factor equal to the inverse of the consolidation ratio. Set forth below is a table illustrating the relative voting power of the Series B Preferred Stock assuming all possible consolidation ratios.

          ------------------ ----------------- ------------------ ------------------ ---------------------
               Assumed        Total Votes of      Common % of      Total Votes of     Series B Preferred
            Consolidation                                             Series B
                Ratio         Common Stock*      Combined Vote        Preferred       % of Combined Vote
          ------------------ ----------------- ------------------ ------------------ ---------------------
                None           32,338,670            98.25%            575,000              1.75%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 4-1            8,084,668            93.36%            575,000              6.64%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 5-1            6,467,734            91.84%            575,000              8.16%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 6-1            5,389,778            90.36%            575,000              9.64%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 7-1            4,619,810            88.93%            575,000             11.07%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 8-1            4,042,334            87.55%            575,000             12.45%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                 9-1            3,593,186            86.21%            575,000             13.79%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                10-1            3,233,867            84.90%            575,000             15.10%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                11-1            2,939,879            83.64%            575,000             16.36%
          ------------------ ----------------- ------------------ ------------------ ---------------------
                12-1            2,694,889            82.42%            575,000             17.58%
          ------------------ ----------------- ------------------ ------------------ ---------------------

                  * Based upon the 32,338,670 shares of common stock outstanding on the Record Date. Does not account for additional shares of Common Stock that may be issued as a result of rounding up of fractional shares.

          Except as described above, because the Consolidation will apply to all issued and outstanding shares of Common Stock and outstanding rights to purchase or convert into Common Stock, the Consolidation will not alter the relative rights and preferences of existing shareholders. The Consolidation will, however, effectively increase the number of shares of Common Stock available for future issuances by the Board of Directors. In our Certificate of Incorporation, the Board of Directors is authorized to issue 50 million shares of Common Stock. The Consolidation will not decrease the number of shares of Common Stock the Board is authorized to issue, and shares of Common Stock effectively cancelled as a result of the Consolidation will be available for reissue. Accordingly, while there are 6,486,238 shares of Common Stock authorized and available for future issuance by the Board (50,000,000 authorized, less 32,338,670 presently outstanding, less 8,300,090 subject to outstanding options and warrants, less 2,875,000 shares issuable upon conversion of outstanding shares of Series B Preferred), if the Consolidation Resolution With Certificate Amendment is approved and the Consolidation effected, the number of shares of Common Stock authorized and available for issue will increase as set forth in the following table:

------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
                                                                                                          Total
                                                                                         Total        Available for
                                                                                     Available for     Issuance If
                                                        Common                          Issuance      Authorized #
                                       Common         Subject to         Total          Assuming        of Common
                    Outstanding     Issuable Upon    Outstanding      Outstanding      50,000,000        Shares
  Consolidatation      Common       Conversion of    Options and    and Subject to     Authorized     Increased to
      Ratio         On 11/08/2005     Preferred        Warrants         Rights       Common Shares     75,000,000
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      None           32,338,670       2,875,000        8,300,092      43,513,762        6,486,238     31,486,238
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       4-1            8,084,668         718,750        2,075,023      10,878,441       39,121,560     64,121,560
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       5-1            6,467,734         575,000        1,660,018       8,702,752       41,297,248     66,297,248
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       6-1            5,389,778         479,167        1,383,349       7,252,294       42,747,706     67,747,706
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       7-1            4,619,810         410,714        1,185,727       6,216,252       43,783,748     68,783,748
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       8-1            4,042,334         359,375        1,037,512       5,439,220       44,560,780     69,560,780
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       9-1            3,593,186         319,444          922,232       4,834,862       45,165,138     70,165,138
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      10-1            3,233,867         287,500          830,009       4,351,376       45,648,624     70,648,624
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      11-1            2,939,879         261,364          754,554       3,995,797       46,044,203     71,044,203
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      12-1            2,694,889         239,583          691,674       3,626,147       46,373,853     71,373,853
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------

          If the Consolidation Resolution With Certificate Amendment is approved by the shareholders and the Consolidation is consummated, some shareholders may consequently own less than one hundred shares of Common Stock. A purchase or sale of less than one hundred shares (an "odd lot" transaction) may result in incrementally higher trading costs through certain brokers, particularly "full service" brokers. Therefore, those shareholders who own less than one hundred shares following a reverse split may be required to pay modestly higher transaction costs should they then determine to sell their shares in the Company.

          We do not believe that any shareholders beneficially own fewer than 12 shares of Common Stock. As a result, we do not expect that any shareholders will be eliminated as a result of the Consolidation, regardless of the consolidation ratio selected by the Board of Directors.

Potential Anti-Takeover Effects

          If the Consolidation Resolution with Certificate Amendment is approved by our stockholders and implemented in the discretion of the Board of Directors, whether or not the Certificate Amendment Increasing Common Stock is also approved and effected, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board of Directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our board of directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board of Directors or such a transaction.

          These anti-takeover effects are in addition to the anti-takeover mechanisms already available to the Board of Directors. The Company's Board of Directors has adopted a shareholder rights plan and declared a dividend of an associated right to all holders of Common Stock, which actions are intended to have the effect of deterring any takeover of the Company that is not preceded by the Board of Director's approval of the proposed transaction. In addition, under the Certificate of Incorporation, as amended, the Board of Directors has the authority to create, from among the 10 million authorized shares of Preferred Stock, various series of Preferred Stock with such voting and other rights superior to those of the Common Stock as the Board of Directors deems appropriate and to issue such stock without shareholder approval. The Board of Directors could use this authority to create one or more series of Preferred Stock (as it has in connection with the shareholder rights plan) to give management, affiliates of management or existing stockholders voting and other rights superior to those of any person or entity seeking to takeover the Company.

         In addition, the Delaware General Corporation Law prohibits certain mergers, consolidations, sales of assets or similar transactions between a corporation on the one hand and another company which is, or is an affiliate of, a beneficial holder of 15% or more of that corporation's voting power (defined as an "Interested Stockholder") for three years after the acquisition of the voting power, unless the acquisition of the voting power was approved beforehand by the corporation's board of directors or the transaction is approved by a majority of such corporation's shareholders (excluding the Interested Stockholder). These provisions prohibiting Interested Stockholder transactions could also preserve management's control of the Company.

          Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, neither the Consolidation Resolution with Certificate Amendment nor the Certificate Amendment Increasing Common Stock is being proposed in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

          The Board of Directors does not intend to use the Consolidation as a part of or first step in a "going private" transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended.

Exchange of Share Certificates

          Each certificate representing shares of Common Stock that is issued and outstanding, or issued and held by the Company, on the effective date of the Consolidation shall thereafter for all purposes be deemed to represent a fraction (as determined by the Board of Directors in its sole discretion) of a share of Common Stock for each share of Common Stock presently represented by such certificate. Each holder of record of a certificate for one or more shares of Common Stock as of the effective date of the Consolidation shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing a fraction of a share of Common Stock for each share of Common Stock represented by the certificate of such holder immediately prior to the effective time, provided that, to the extent a fractional share remains after all shares beneficially held by a holder of the

Common Stock have been consolidated, such fractional share shall be rounded up to a whole share of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph shall be validly issued, fully paid and nonassessable. Any legends or restrictions set forth on any existing certificate will also be set forth on the corresponding replacement certificate.

The Certificate of Amendment

          The Consolidation Resolution With Certificate Amendment includes an amendment to the Certificate of Incorporation by which the Consolidation would be effected. A form of the related certificate of amendment is included as part of the resolution attached as Appendix A. A vote for, or against, the Consolidation Resolution With Certificate Amendment, represents a vote for, or against, the amendment to the Certificate of Incorporation implementing the Consolidation.

          The Board of Directors recommends a vote FOR the Consolidation Resolution With Certificate Amendment to allow the Board of Directors in its sole discretion to take all steps necessary to effect the Consolidation of the Common Stock within the range set forth therein.


         PROPOSAL NO. 4 - CERTIFICATE AMENDMENT INCREASING COMMON STOCK

          The Board of Directors has proposed to the Certificate Amendment Increasing Common Stock, a copy of which is attached hereto as Appendix B, which amends the Certificate of Incorporation of the Company for the purpose of increasing the number of authorized shares of Common Stock of the Company from 50 million shares to 75 million shares. If the Certificate Amendment Increasing Common Stock is approved at the Annual Meeting, the Company intends to promptly sign the certificate of amendment implementing the Certificate Amendment Increasing Common Stock and file the same with the Delaware Secretary of State.

Reasons for the Certificate Amendment Increasing Common Stock

          The Board of Directors has adopted the Certificate Amendment Increasing Common Stock, and is recommending it for approval by the stockholders, because the Board of Directors is concerned that the number of shares of Common Stock currently available for issuance may prove insufficient for acquisition, capital raising and other opportunities that may arise during the next few years. The Company is exploring acquisition possibilities with various companies and expects that any acquisition by the Company would primarily involve the issuance of Common Stock to the acquired company or its shareholders. The Company is also exploring various strategic alliances, additions to its product lines or other opportunities to expand its business and revenue base. Many of these opportunities may require an upfront investment or in the form of cash investment or in the form of a significant software development project, an expansion of the Company's facilities, a purchase of capital equipment or the hiring and training of a large number of employees in a short period of time. In any such case, the Company may need to raise a significant amount of capital, which would most likely involve the issuance of shares of Common Stock and/or securities exercisable for or convertible into Common Stock. Although the Company is exploring various transactions requiring the issuance of additional equity securities of the types described above, it has not entered into any agreements or letters of intent with respect to, or taken other definitive steps toward, any of the foregoing.

          The purpose of the Certificate Amendment Increasing Common Stock is to ensure that a sufficient number of shares of Common Stock are available for the above described, and other possible, transactions during the coming years.

Effect of Certificate Amendment Increasing Common Stock

          The effect of the proposed Certificate Amendment Increasing Common Stock is to increase the number of shares of Common Stock the Company is authorized to issue from 50 million shares to 75 million shares. The Certificate Amendment Increasing Common Stock does not otherwise modify the rights and preferences of any class or series of authorized capital stock. Under the Certificate of Incorporation, the Company is presently authorized to issue 50 million shares of Common Stock, $.001 par value, and 10 million shares of Preferred Stock, $.001 par value. Of the authorized shares of Common Stock, 32,338,670 were issued and outstanding as of November 8, 2005. On that date, an additional 8,300,092 shares were subject to outstanding options or warrants, and 2,875,000 shares were issuable upon conversion of the outstanding shares of Series B Preferred Stock. This means that, as of the Record Date, a total of 43,513,762 shares of Common Stock are outstanding or subject to existing conversion or purchase rights, leaving 6,486,238 authorized shares of Common Stock available for issuance. If the Certificate Amendment Increasing Common
Stock is approved, the number of shares of Common Stock authorized in the Certificate of Incorporation will increase to 75 million shares. Assuming that the Consolidation is not effected, this will increase the number of share of Common Stock available for issuance (i.e. not outstanding or subject to existing conversion or purchase rights) from 6,486,238 shares to 32,486,238 shares. If the Consolidation is effected, the number of shares of Common Stock authorized in the Certificate of Incorporation available for issuance (i.e. not outstanding or subject to existing conversion or purchase rights) could increase to as high as 71,373,853 shares. Set forth below is a tabular presentation of the number of shares of Common Stock that would be available for issuance assuming different Consolidation ratios.

------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
                                                                                                          Total
                                                                                         Total        Available for
                                                                                     Available for     Issuance If
                                                        Common                          Issuance      Authorized #
                                       Common         Subject to         Total          Assuming        of Common
                    Outstanding     Issuable Upon    Outstanding      Outstanding      50,000,000        Shares
  Consolidation        Common       Conversion of    Options and    and Subject to     Authorized     Increased to
      Ratio         On 11/08/2005     Preferred        Warrants         Rights       Common Shares     75,000,000
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      None           32,338,670       2,875,000        8,300,092      43,513,762        6,486,238     31,486,238
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       4-1            8,084,668         718,750        2,075,023      10,878,441       39,121,560     64,121,560
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       5-1            6,467,734         575,000        1,660,018       8,702,752       41,297,248     66,297,248
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       6-1            5,389,778         479,167        1,383,349       7,252,294       42,747,706     67,747,706
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       7-1            4,619,810         410,714        1,185,727       6,216,252       43,783,748     68,783,748
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       8-1            4,042,334         359,375        1,037,512       5,439,220       44,560,780     69,560,780
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
       9-1            3,593,186         319,444          922,232       4,834,862       45,165,138     70,165,138
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      10-1            3,233,867         287,500          830,009       4,351,376       45,648,624     70,648,624
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      11-1            2,939,879         261,364          754,554       3,995,797       46,044,203     71,044,203
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------
      12-1            2,694,889         239,583          691,674       3,626,147       46,373,853     71,373,853
------------------ --------------- ---------------- --------------- ---------------- --------------- ----------------

          Of the authorized shares of Preferred Stock, 500,000 have been designated Series A Preferred Shares, none of which are outstanding, and 1,000,000 have been designated Series B Convertible Preferred Stock, 575,000 of which are outstanding. No shares of Preferred Stock are subject to any outstanding options or warrants or reserved for any specific purpose, except that the 500,000 authorized Series A Preferred Shares are reserved for issuance pursuant to a Rights Agreement dated as of December 22, 2000, between the Company and Atlas Stock Transfer Corporation. The Certificate Amendment Increasing Common Stock will not affect the number of shares of Preferred Stock authorized or available for issuance.

          Each time additional shares of Common Stock are issued, the voting rights, dividend rights and other rights of each previously issued share of Common Stock and Series B Preferred Stock are reduced proportionately. If the Certificate Amendment Increasing Common Stock is approved, the current holders of the Common Stock and Preferred Stock may experience dilution as additional shares of Common Stock are issued in the future.

Relationship of Proposed Consolidation Resolution With Certificate Amendment Increasing Common Stock

         The  Company  is  seeking  stockholder  approved  for  the  Certificate
Amendment Increasing Common Stock notwithstanding the additional shares of Common Stock that would be made available were the Consolidation to be implemented. The reason is that, even if the Consolidation Resolution with Certificate Amendment is approved, it is uncertain when and whether the Consolidation would be effected. A similar resolution was approved at the Company's 2004 Annual Meeting but was not implemented because the Company did not meet other eligibility requirements for the SmallCap during the following year, and the Board of Directors did not think that business development, market and other factors were ripe for a consolidation. The Board of Directors believes that there is a possibility that a transaction requiring additional authorized Common Stock will be approved in the coming year, whether or not the Consolidation occurs. Because it is possible that, even if approved, the Consolidation would not be effected and it is possible that a transaction requiring additional shares of authorized Common Stock will occur even if the Consolidation is not effected, the Company is seeking approval of both the Consolidation Resolution With Certificate Amendment and Certificate Amendment Increasing Common Stock at the same meeting.

Potential Anti-Takeover Effects

          If the Certificate Amendment Increasing Common Stock is approved by our stockholders and implemented in the discretion of the Board of Directors, whether or not the Consolidation Resolution With Certificate Amendment is also approved and the Consolidation also effected, the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. These authorized but unissued shares could be used by the Company to oppose a hostile takeover attempt or to delay or prevent a change of control or changes in or removal of the Board of Directors, including a transaction that may be favored by a majority of our stockholders or in which our stockholders might receive a premium for their shares over then-current market prices or benefit in some other manner. For example, without further stockholder approval, the Board of Directors could issue and sell shares thereby diluting the stock ownership of a person seeking to effect a change in the composition of our board of directors or to propose or complete a tender offer or business combination involving us and potentially strategically placing shares with purchasers who would oppose such a change in the Board of Directors or such a transaction.

          These anti-takeover effects are in addition to the anti-takeover mechanisms already available to the Board of Directors. The Company's Board of Directors has adopted a shareholder rights plan and declared a dividend of an associated right to all holders of Common Stock, which actions are intended to have the effect of deterring any takeover of the Company that is not preceded by the Board of Director's approval of the proposed transaction. In addition, under the Certificate of Incorporation, as amended, the Board of Directors has the authority to create, from among the 10 million authorized shares of Preferred Stock, various series of Preferred Stock with such voting and other rights superior to those of the Common Stock as the Board of Directors deems appropriate and to issue such stock without shareholder approval. The Board of Directors could use this authority to create one or more series of Preferred Stock (as it has in connection with the shareholder rights plan) to give management, affiliates of management or existing stockholders voting and other rights superior to those of any person or entity seeking to takeover the Company.

         In addition, the Delaware General Corporation Law prohibits certain mergers, consolidations, sales of assets or similar transactions between a corporation on the one hand and another company which is, or is an affiliate of, a beneficial holder of 15% or more of that corporation's voting power (defined as an "Interested Stockholder") for three years after the acquisition of the voting power, unless the acquisition of the voting power was approved beforehand by the corporation's board of directors or the transaction is approved by a majority of such corporation's shareholders (excluding the Interested Stockholder). These provisions prohibiting Interested Stockholder transactions could also preserve management's control of the Company.

          Although an increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have a potential anti-takeover effect, neither the Consolidation Resolution with Certificate Amendment nor the Certificate Amendment Increasing Common Stock is being proposed in response to any effort of which we are aware to accumulate the shares of our Common Stock or obtain control of the Company. There are no plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences.

          The Board of Directors does not intend to use the Consolidation as a part of or first step in a "going private" transaction pursuant to Rule 13e-3under the Securities Exchange Act of 1934, as amended.

          The Board of Directors recommends a vote FOR the Certificate Amendment Increasing Common Stock.

                                  OTHER MATTERS

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented for action at the Annual Meeting. However, if any further business should properly come before the Annual Meeting, the persons named as proxies in the accompanying form will vote on such business in accordance with their best judgment.

                  STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

         In order to be included in the proxy statement and form of proxy relating to the Company's annual meeting of stockholders to be held in 2006, proposals that stockholders intend to present at such annual meeting must be received by the corporate secretary of the Company, at the Company's executive offices, 10575 South River Front Parkway, Suite 400, South Jordan, Utah, 84095 no later than August 11, 2006. Any stockholder proposal also must be proper in form and substance, as determined in accordance with the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder. Pursuant to rules adopted by the SEC, if a stockholder intends to propose any matter for a vote at the Company's annual meeting of stockholders to be held in the 2006 calendar year, but fails to notify the Company of such intention prior to October 25, 2006, then a proxy solicited by the Board of Directors may be voted on such matter in the discretion of the proxy holder, without discussion of the matter in the proxy statement soliciting such proxy and without such matter appearing as a separate item on the proxy card.


                      INFORMATION INCORPORATED BY REFERENCE

         The Company is delivering with this Proxy Statement an Annual Report for the fiscal year ended March 31, 2005 (the "Annual Report"). The information set forth in "Item 6. Management's Discussion and Analysis" and "Item 7.
Financial Statements" of the Annual Report are incorporated into this Proxy Statement by reference.

                             ADDITIONAL INFORMATION

         The Company will provide without charge to any person from whom a proxy is solicited by the Board of Directors, upon the written request of such person, a copy of its Annual Report on Form 10-KSB, as amended to date, including the financial statements and schedules thereto (as well as exhibits thereto, if specifically requested and payment is made for actual reproduction costs of such exhibits), required to be filed with the Securities and Exchange Commission. Written requests for such information should be directed to Leland H. Boardman at 10575 South River Front Parkway, Suite 400, South Jordan, Utah, 84095, phone number: 801.501.7100, facsimile number: 801.501.0701.

                                   Appendix A


               Consolidation Resolution With Certificate Amendment

RESOLVED, that the Board of Directors be authorized, without further approval of the stockholders, to take all steps necessary to effect, or in its discretion not to effect, at any prior to November 1, 2006, a consolidation of the Common
Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock (with any fractional share that remains after all shares beneficially held by a holder of the Common Stock have been consolidated being rounded up to a whole share of Common Stock), with the ratio to be selected and implemented by the Company's Board of Directors in its sole discretion (the "Consolidation"), with the Board of Director's authority to include, without limitation: the authority to cause the officers of the Company to prepare and file with the Delaware Secretary of State, a certificate of an amendment to the certificate of incorporation substantially in the form of the Certificate of Amendment set forth below, with the dates, consolidation ratio, and other information left to the discretion of the Board of Directors to be completed at the direction of the Board of Directors, effecting the Consolidation.


                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

         Arkona, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of stockholders.

         SECOND: That the text of the amendment is as follows: The Certificate of Incorporation of this corporation is hereby amended by changing the Article thereof numbered "FOURTH" so that, as amended, said Article shall have the following additional language after the last subsection of such Article:

                           Each  [______]  shares of  Common  Stock  issued  and
                  outstanding as of 5:00 p.m. Eastern Time on [________], (the "Change Time"), and each issued [________] shares of Common Stock held by the Company on and as of the Change Time, shall be, on and as of the Change Time, combined into one share of Common Stock.

                           Each certificate  representing shares of Common Stock
                  that is issued and outstanding, or issued and held by the Company, immediately prior to the Change Time, shall thereafter for all purposes be deemed to represent one share of the corresponding class of Common Stock for each [________] shares of Common Stock represented by such certificate; and each holder of record of a certificate for shares of Common Stock as of the Change Time shall be entitled to receive, as soon as practicable, and upon surrender of each certificate to the officer or agent having charge of the stock transfer books of the Company, a certificate or certificates representing one share of Common Stock for each [________] shares of Common

                  Stock   represented   by  the   certificate   of  such  holder
                  immediately prior to the Change Time.

                           No  fractional  shares of Common Stock or script will
                  be issued in connection with the foregoing. Holders of the Common Stock who would otherwise be entitled to a fractional share after consolidating all shares of Common Stock held by each such holder will receive a whole share of Common Stock. The shares of Common Stock represented by certificates issued pursuant to this paragraph and the preceding paragraph shall be validly issued, fully paid and nonassessable.

         THIRD: That thereafter, the annual meeting of the Company was duly called and held upon on December 23, 2005 at 10:00 a.m. (the "Annual Meeting"), at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the resolution authorizing the amendment.

         FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         FIFTH: That the authorized capital of said corporation shall not be reduced under or by reason of the amendment.

         IN WITNESS WHEREOF, Arkona, Inc. has caused this certificate to be signed by __________, an Authorized Officer, this __ day of _____________, 200_,.


                                            BY:_________________________________

                                   Appendix B


              Form of Certificate Amendment Increasing Common Stock


                                STATE OF DELAWARE
                            CERTIFICATE OF AMENDMENT
                         OF CERTIFICATE OF INCORPORATION

         Arkona, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware.

DOES HEREBY CERTIFY:

         FIRST: That at a meeting of the Board of Directors, resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and directing that said amendment be considered at the next annual meeting of stockholders.

         SECOND: That the text of the amendment is as follows: The Certificate of Incorporation of this corporation is hereby amended by changing the first sentence of the Article thereof numbered "FOURTH" so that, as amended, said sentence shall read as follows (with all other portions of Article FOURTH remaining unchanged):

                  The total number of shares of any class which the Corporation is authorized to have outstanding is Eighty-five Million (85,000,000) shares, each with a par value of $.001 per share, of which Seventy-five Million (75,000,000) shall be shares of Common Stock, par value $.001 per share, and Ten Million (10,000,000) shall be shares of Preferred Stock, par value $.001 per share.

         THIRD: That thereafter, the annual meeting of the Company was duly called and held upon on December 23, 2005 at 10:00 a.m. (the "Annual Meeting"), at which Annual Meeting the necessary number of shares as required by statute were voted in favor of the resolution authorizing the amendment.

         FOURTH: That the amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, Arkona, Inc. has caused this certificate to be signed by __________, an Authorized Officer, this __ day of _____________, 200_,.


                                            BY:_________________________________

                                   Appendix C


                             Audit Committee Charter


                                 [see attached]

                                  ARKONA, INC.
                             AUDIT COMMITTEE CHARTER


The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of Arkona, Inc. (the "Company").

                                    ARTICLE I
                                   MEMBERSHIP

The Committee will consist of at least three directors. If the Company's stock becomes quoted on Nasdaq Stock Market or an exchange, as defined by applicable law and regulation, (i) each Committee member shall be determined by the Board to be independent, as defined by governing laws, regulations and listing standards related to audit committees; (ii) each Committee member shall be sufficiently knowledgeable in financial and auditing matters in order to satisfy governing laws, regulations and listing standards; (iii) at least one member shall be an "audit committee financial expert," as defined under SEC rules; and
(iv) at least one member shall exhibit the "financial sophistication" required under governing listing standards.

                                   ARTICLE II
                                    PURPOSES

The primary purposes of the Committee are to assist the Board's oversight of the reliability, quality and integrity of the Company's accounting and financial reporting processes and the audits of the Company's financial statements and internal control over financial reporting.

                                   ARTICLE III
                           DUTIES AND RESPONSIBILITIES

The Committee will:

         o oversee the performance of the Company's internal audit function and the independent auditor;

         o establish procedures for the receipt, retention and treatment of complaints about accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting or auditing matters;

         o appoint, retain, compensate, evaluate and, as it deems necessary or advisable, terminate the independent auditor;

         o    approve all audit engagement fees and terms;

         o approve and adopt policies governing pre-approval of all audit and permissible non-audit services to be provided by the independent auditor;

         o review and discuss with the independent auditor its statement delineating all relationships between it and the Company, and assess the independence of the independent auditor;

         o discuss with the independent auditor all critical accounting policies, alternative treatments of financial information within generally accepted accounting principles discussed with management, the ramifications of the use of alternative treatments and the independent auditor's preferred treatment, and any other material written communications between the independent auditor and management;

         o review and discuss with management and the independent auditor the Company's annual and quarterly financial statements;

         o    review the Company's earnings press releases;

         o resolve disagreements between management and the independent auditor;

         o review disclosures made by the Chief Executive Officer and Chief Financial Officer regarding the design or operation of internal controls and any fraud that involves management or other employees who have a significant role in the Company's internal controls;

         o    review any required  management  reports on internal  control over
              financial   reporting   and  any  related   attestations   by  the
              independent auditor;

         o discuss with the independent auditor all matters required to be discussed under generally accepted auditing standards, including the scope and results of their audit of the Company's consolidated financial statements;

         o discuss with management the development and selection of any critical accounting estimates, and the Company's related disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the Company's reports filed with the SEC;

         o prepare the report that is required to be included in the Company's annual proxy statement;

         o annually review and assess the adequacy of this Charter and recommend to the Board any proposed changes to this Charter;

         o review and approve any related party transactions, as defined under Regulation S-K Item 404, not otherwise approved by an independent committee of the Board; and

         o    Discuss risk assessment and risk management policies.

         o Ascertain that the lead (or concurring) audit partner from any public accounting firms performing audit services, serves in that capacity for no more than five fiscal years of the company. In addition, ascertain that any partner other than the lead or concurring partner serves no more than seven years at the partner level on the company's audit.

         o Review with management the policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the internal auditor or the independent auditors.

         o    Review with management and the  independent  auditor the effect of
              any   regulatory   and   accounting   initiatives,   as   well  as
              off-balance-sheet structures, if any.

         o Review all material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

As the Committee deems appropriate, the Committee may delegate to one or more of its members any of its responsibilities identified above.

                                   ARTICLE IV
                                    AUTHORITY

The Committee has the authority to:

         o    appoint,   retain,   compensate,   evaluate  and   terminate   the
              independent auditor and to approve all audit engagement fees and terms;

         o Review and concur in the appointment, replacement, reassignment, or dismissal of the CFO

         o engage, compensate and terminate independent counsel and other advisers;

         o conduct or authorize investigations into any matters within the scope of its responsibility; and

         o meet with and seek any information from any Company officer, employee, outside counsel, or the independent auditor, all of whom are directed to cooperate with the Committee.


                                    ARTICLE V
                             MEETINGS AND OPERATIONS

The Committee shall meet at least four times each year in order to review and discuss the Company's quarterly and annual financial reports and at such other times as it deems necessary to fulfill its responsibilities. The Committee will cause to be kept adequate minutes of all of its proceedings, and will report its actions to the next meeting of the Board. Committee members will be furnished with copies of the minutes of each meeting and any action taken by unanimous consent. The Committee is governed by the same rules regarding meetings (including meetings by conference telephone or similar communications equipment), action without meetings, notice, waiver of notice, and quorum and voting requirements as are applicable to the Board. The Committee is authorized to adopt its own rules of procedure not inconsistent with any provision of this Charter, any provision of the Bylaws of the Company, or the laws of the state of Delaware.

                                      PROXY
                                  Arkona, Inc.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Alan Rudd and Leland Boardman, and each of them, as proxies, with full power of substitution, and hereby authorizes them to represent and vote, as designated below, all shares of Common Stock and Series B Preferred Stock of Arkona, Inc., a Delaware corporation (the "Company"), held of record by the undersigned on November 8, 2005, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at the at the offices of the corporation, 10575 South River Front Parkway, Suite 400, South Jordan, Utah 84095 on Friday, December 23, 2005, at 10:00 a.m. local time, or at any adjournment or postponement thereof, upon the matters set forth below, all in accordance with and as more fully described in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged.

1. ELECTION OF DIRECTORS, each to serve until the next annual meeting of stockholders of the Company and until their respective successors shall have been duly elected and shall qualify.

[ ] FOR all nominees  listed below (except as marked to the  contrary).
[ ] WITHOUT AUTHORITY to vote for all nominees listed below.

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name below.)

ALAN RUDD                           RICHARD HOLLAND              MARC A. FULLER
PAUL HENRIOD                        KENT A. MISENER

2. PROPOSAL TO RATIFY the appointment of Mantyla McReynolds as independent auditors of the Company for the fiscal year ending March 31, 2006.

        [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

3. PROPOSAL TO APPROVE the Consolidation Resolution With Certificate Amendment attached to the Company's Notice of Annual Meeting and Proxy Statement as Appendix A, which authorizes the Board of Directors of the Company, in its discretion at any time prior to November 1, 2006, to take all steps necessary to effect a consolidation of the Common Stock of the Company on the basis of a ratio within the range of one post-consolidation share of Common Stock for every four pre-consolidation shares of Common Stock to one post-consolidation share of Common Stock for every twelve pre-consolidation shares of Common Stock, with the ratio to be selected and implemented by the Corporation's Board of Directors in its sole discretion, if at all.

        [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

4. PROPOSAL TO APPROVE the Certificate Amendment Increasing Common Stock, pursuant to which the number of authorized shares of Common Stock of the Company will be increased from 50 million, shares to 75 million shares;

        [ ] FOR           [ ] AGAINST          [ ] ABSTAIN

5. In their discretion, the proxies are authorized to vote upon matters incident to the conduct of the Annual Meeting.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED ABOVE, FOR THE RATIFICATION OF THE APPOINTMENT OF MANTYLA MCREYNOLDS AS INDEPENDENT AUDITORS OF THE COMPANY, AND FOR APPROVAL OF THE CONSOLIDATION RESOLUTION WITH CERTIFICATE AMENDMENT AND THE CERTIFICATE AMENDMENT INCREASING COMMON STOCK. Please complete, sign and date this proxy where indicated and return it promptly in the accompanying prepaid envelope.

DATED: _________________________________,  2005


--------------------------------------  ------------------------------------
signature                                   signature if held jointly

 (Please sign above exactly as the shares are issued. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)